EXHIBIT 10.3

BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                   June 28, 2007

TO: Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2007-10 Trust

ATTENTION:              Client Manager - WFMBS-2007-10
TELEPHONE:              410-884-2000
FACSIMILE:              410-715-2380

FROM:                   Derivatives Documentation

TELEPHONE:              212-272-2711
FACSIMILE:              212-272-9857

SUBJECT:                Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:       FXNEC9727

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not individually, but solely as Master Servicer on behalf of Wells Fargo Mortgage Backed Securities 2007-10 Trust (the "Counterparty") formed pursuant to the Pooling and Servicing Agreement dated as of June 28, 2007 among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer (the "Pooling and Servicing Agreement"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:     Rate Cap

     Notional Amount:         With respect to any Calculation Period, the lesser
                              of (i) USD 15,000,000 and (ii) the Principal
                              Balance (as defined in the Pooling and Servicing
                              Agreement) of the Class I-A-28 Certificates as of the last day of such Calculation Period.

     Trade Date:              June 22, 2007

     Effective Date:          June 1, 2007

     Termination Date:        June 1, 2010

     Fixed Amount (Premium):

         Fixed Rate Payer:    Counterparty

         Fixed Rate Payer
         Payment Date:        June 28, 2007

         Fixed Amount:        [________]

     Floating Amounts:

         Floating Rate Payer: BSFP

         Cap Rate:            4.85000%

         Floating Rate Payer

         Period End Dates:    The first calendar day of each month during the
                              Term of this Transaction, commencing July 1, 2007 and ending on the Termination Date, with No
                              Adjustment.

         Floating Rate Payer
         Payment Dates:       The Floating Rate Payer Payment Dates shall be one
                              Business Day prior to the 25th calendar day of each month during the Term of this Transaction, commencing one Business Day prior to July 25, 2007 and ending one Business Day prior to the Termination Date, subject to adjustment in accordance with the Business Day Convention.

         Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the
                              Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 8.35000% then the Floating Rate for such Calculation Period shall be deemed to be 8.35000%.

         Designated Maturity: One month

         Floating Rate Day

         Count Fraction:      30/360

         Reset Dates:         The first day of each Calculation Period.

         Compounding:         Inapplicable

     Business Days for
      payments:               New York

     Business Day Convention: Following

3.   Additional Provisions:   Each party hereto is hereby advised and
                              acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.    Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
      Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)    Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

3)    Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, BSFP and the Counterparty make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

         (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
         Section 4 (a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in
         Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice of its legal or commercial position.

   (ii) Payee Representations. For the purpose of Section 3(f) of the ISDA Master Agreement, each of BSFP and the Counterparty make the following representations.

      The following representation will apply to BSFP:

      BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

            None.

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under
      Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to cause the Fixed Amount to be paid on the Fixed Rate Payer Payment Date.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)   Tax forms, documents, or certificates to be delivered are:

Party required to deliver        Form/Document/                  Date by which to
document                         Certificate                     be delivered
-------------------------        ---------------------------     ----------------------------------------
BSFP                             An original properly            (i) upon execution of this Agreement,
                                 completed and executed United   (ii) on or before the first payment date
                                 States Internal Revenue         under this Agreement, including any
                                 Service Form W-9 (or any        Credit Support Document, (iii) promptly
                                 successor thereto) with         upon the reasonable demand by
                                 respect to any payments         Counterparty, (iv) prior to the
                                 received or to be received by   expiration or obsolescence of any
                                 BSFP, that eliminates U.S.      previously delivered form, and (v)
                                 federal withholding and         promptly upon the information on any
                                 backup withholding Tax on       such previously delivered form becoming
                                 payments to BSFP under this     inaccurate or incorrect.
                                 Agreement.

Counterparty                     Counterparty shall (a) apply    (i) Before the first scheduled payment;
                                 for the employer                (ii) promptly upon reasonable demand by
                                 identification number of the    BSFP; and (iii) promptly upon receipt of
                                 Trust promptly upon entering    actual knowledge by the Counterparty
                                 into this Agreement and         that any Form W-9 or other applicable
                                 deliver the related correct,    form (or any successor thereto)
                                 complete and duly executed      previously provided by Counterparty has
                                 IRS Form W-9 promptly upon      become obsolete or incorrect.
                                 receipt to eliminate U.S.
                                 federal withholding and
                                 backup withholding tax on
                                 payments to Counterparty
                                 under this Agreement; and,
                                 in any event, no later than
                                 the first Payment Date of
                                 this transaction; (b)
                                 deliver promptly upon
                                 reasonable demand by BSFP;
                                 and, (c) deliver promptly
                                 upon receipt of actual
                                 knowledge by the
                                 Counterparty that any such
                                 Form previously provided by
                                 Counterparty has become
                                 obsolete or incorrect.

(2)   Other documents to be delivered are:

Party required to     Form/Document/               Date by which to           Covered by Section 3(d)
deliver document      Certificate                  be delivered               Representation
------------------    --------------------------   -----------------------    -----------------------
BSFP and              Any documents required by    Upon the execution and     Yes
the Counterparty      the receiving party to       delivery of this
                      evidence the authority of    Agreement and such
                      the delivering party or      Confirmation; and, in
                      its Credit Support           the case of the
                      Provider, if any, for it     Counterparty, within 30
                      to execute and deliver       days after the date of
                      this Agreement, any          this Agreement
                      Confirmation, and any
                      Credit Support Documents
                      to which it is a party,
                      and to evidence the
                      authority of the
                      delivering party or its
                      Credit Support Provider to
                      perform its obligations
                      under this Agreement, such
                      Confirmation and/or Credit
                      Support Document, as the
                      case may be

BSFP and              A certificate of an          Upon the execution and     Yes
the Counterparty      authorized officer of the    delivery of this
                      party, as to the incumbency  Agreement and such
                      and authority of the         Confirmation
                      respective officers of the
                      party signing this
                      Agreement, any relevant
                      Credit Support Document, or
                      any  Confirmation, as the
                      case may be

Counterparty          An executed copy of the      Within 30 days after the   No
                      Pooling and Servicing        date of this Agreement.
                      Agreement.

6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

         Address:    383 Madison Avenue, New York, New York  10179
         Attention:  DPC Manager
         Facsimile:  (212) 272-5823

      with a copy to:

         Address:    One Metrotech Center North, Brooklyn, New York 11201
         Attention:  Derivative Operations - 7th Floor
         Facsimile:  (212) 272-1634

         (For all purposes)

      Address for notices or communications to the Counterparty:

         Address:    9062 Old Annapolis Road
                     Columbia, MD 21045

         Attention:  Client  Manager - Wells Fargo
                     Mortgage  Backed  Securities
                     2007-10 Trust
         Facsimile:  410-884-2000
         Phone:      410-715-2380

(b)   Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
      Agreement:

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Depositor shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document. Not applicable for either BSFP or the
      Counterparty.

(g)   Credit Support Provider.

      BSFP: Not Applicable

      The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Estate (as defined in the Pooling and Servicing Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Estate and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Estate and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the trustee pursuant to the Pooling and Servicing Agreement) shall be permitted by either party unless each of Fitch Ratings ("Fitch"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Certificates (as defined in the Pooling and Servicing Agreement).

(n) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States, or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(o)   The ISDA Form Master Agreement is hereby amended as follows:

      The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(p) Master Servicer Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Master Servicer (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Master Servicer pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of the Wells Fargo Mortgage Backed Securities 2007-10 Trust (the "Trust") is made and intended not as personal representations, undertakings and agreements of the Master Servicer but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of the Trust under this Confirmation.

(q) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(r) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(s)   Additional Termination Events. Additional Termination Events will apply.

      (i) If a Ratings Event has occurred and BSFP has not, within 30 days, complied with Section 6(t) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

      (ii) Cap Disclosure Event. If, upon the occurrence of a Cap Disclosure Event (as defined in Paragraph 6(u)(ii) below), BSFP has not, within the greater of (5) five calendar days or (3) three Business Days after such Cap Disclosure Event complied with any of the provisions set forth in Paragraph 6(u)(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

(t)   Ratings Downgrade.

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense, either

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii)  deliver collateral, and an executed ISDA Credit Support Annex; or

      (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense, either:

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings; or

      (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction;

provided that the failure by BSFP to take any action specified in (i)-(ii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

(u)   Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that the Depositor is required under Regulation AB under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be cap disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, the Depositor or the Counterparty requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Depositor, in good faith, that such information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (a) provide to the Depositor and Counterparty the Cap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds and which entity (i) is able to comply with the requirements of Item 1115 of Regulation AB and (ii) provides indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to financial information delivered to comply with the requirements of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Cap Provider, and cause such affiliate to provide Cap Financial Disclosure. If permitted by Regulation AB, any required Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

       Any such Cap Financial Disclosure provided pursuant to this paragraph 6(u) shall be in a form suitable for conversion to the format required for filing by the Depositor or the Counterparty with the Securities and Exchange Commission via the Electronic Data Gathering Retrieval System (EDGAR).

(v) Third Party Beneficiary. Depositor shall be a third party beneficiary of this Agreement.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each of BSFP and the Trust represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. Neither BSFP nor the Trust It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) BSFP is acting for its own account and Counterparty is acting solely as Master Servicer and has been directed to enter into this Agreement by, and on behalf of, the Trust, and both BSFP and the Trust each have the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; neither BSFP nor the Trust not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

            (ii) Each of BSFP and the Trust understands the terms, conditions and risks (and does in fact assume) of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. Each of BSFP and the Trust are entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Principal. Each of BSFP and the Trust are entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

            (5) Eligible Contract Participant. (A) Each of BSFP and the Trust are an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended."

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:              Payments to BSFP:

                            Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to

                              Bear Stearns Financial Products Inc.
                              Sub-account Number: 102-04654-1-3
                              Attention: Derivatives Department

                            Payments to Counterparty:

                              Bank: Wells Fargo Bank, N.A.
                              ABA#: 121000248
                              For credit to: SAS Clearing
                               Acct. #: 3970771416
                              For further credit to: WFMBS 2007-10

                              Reserve Acct. #: 53159201 - Reference WFMBS
                              2007-10 Reserve Fund

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:   /s/ Annie Manevitz
   ---------------------------------
   Name:  Annie Manevitz
   Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS MASTER SERVICER ON BEHALF OF WELLS FARGO MORTGAGE BACKED SECURITIES 2007-10 TRUST

By:   /s/ Christopher Furlow
   ---------------------------------
   Name:  Christopher Furlow
   Title: Assistant Vice President